UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

DIGITAL ALLY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 W. 110th Street, Suite 200, Overland Park, KS 66210
(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On May 31, 2011, the Company borrowed $1.5 million under an unsecured credit facility with a private, third-party lender.  The loan is represented by a promissory note (the "Note"), bears interest at the rate of 8% per annum and is payable interest only on a monthly basis.  The loan is due and payable in full on May 30, 2012 and may be prepaid without penalty at any time.  The Note is subordinated to all existing and future senior indebtedness, as such term is defined in the Note.

The Company used the loan proceeds to pay the outstanding borrowings under its line of credit with its previous bank.  It is in the process of placing outstanding international letters of credit issued by such bank totaling $211,000 with a new bank.  After the letters of credit have been placed, the credit facility with the Company's previous bank will be fully retired.

In connection with its new loan, the Company granted the lender a warrant (the "Warrant") exercisable to purchase 300,000 shares of its common stock at an exercise price of $1.50 per share until November 30, 2013.  The Company paid Source Capital Group, Inc. a fee of $75,000 and issued it a warrant exercisable to purchase 75,000 shares of its Common Stock on the same terms and conditions as the Warrant for its services relating to the transaction.

The foregoing descriptions of the Note and the Warrant do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.25 and 10.26, respectively, to this report.

On June 3, the Company issued a press release entitled "Digital Ally Closes on $1.5 Million Credit Facility."  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)              Exhibits

10.25	8% Subordinated Note, dated May 31, 2011
10.26	Common Stock Purchase Warrant, dated May 31, 2011
99.1	Text of press release entitled “Digital Ally Closes on $1.5 million Credit Facility,” dated June 3, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ALLY, INC.

Date: June 3, 2011	By:	/s/ STANTON E. ROSS
Name: Stanton E. Ross
Title: Chairman, President and Chief Executive Officer

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